ING Partners, Inc.

ING American Century Select Portfolio

Supplement dated February 8, 2007

to the Service Class (“S Class”) and Adviser Class (“ADV Class”)

Prospectus and the Initial Class (“I Class”) Prospectus, and

the S Class, ADV Class and I Class

 Statement of Additional Information (“SAI”)

each dated April 28, 2006

Effective January 5, 2007, Harold Bradley was removed as a portfolio manager to the Portfolio.

1.                                    All references to Harold Bradley as a portfolio manager to the Portfolio contained in the S Class and ADV Class Prospectus, the I Class Prospectus and the S Class, ADV Class and I Class SAI are hereby deleted in their entirety.

2.                                    The section entitled “Management of the Portfolios – Sub-Advisers – ING American Century Select Portfolio” on page 77 of the S Class and ADV Class Prospectus, and beginning on page 72 of the I Class Prospectus is hereby deleted in its entirety and replaced with the following:

ING American Century Select Portfolio is co-managed by Keith Lee and Michael Li.  Mr. Lee, Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century Fund since October 2001.  He became a Portfolio Manager in June 2003.  He was an International Analyst for American Century from July 1998 to July 2000 and a Telecommunications Analyst for Galleon Management from July 2000 to September 2001.  He is a CFA charterholder.  Dr. Li, Portfolio Manager, has been a member of the large cap growth team since July 2003.  Before joining American Century in 2002, Dr. Li attended the Wharton School of Business, University of Pennsylvania.  Dr. Li has managed the Portfolio since February 2006.

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